American Century Quantitative Equity Funds, Inc. Summary Prospectus and Prospectus Supplement
Disciplined Growth Plus Fund
Supplement dated September 1, 2016 ■ Summary Prospectus and Prospectus dated November 1, 2015

The following replaces the Portfolio Managers section on page 4 of the summary prospectus and page 4 of the prospectus:
Portfolio Managers
Scott Wittman, CFA, Chief Investment Officer, Asset Allocation and Disciplined Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception in 2011.
Yulin Long, CFA, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since the fund’s inception in 2011.
Lynette Pang, CFA, Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception in 2011.

The following replaces The Fund Management Team section on page 9 of the prospectus:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Scott Wittman
Mr. Wittman, Chief Investment Officer, Asset Allocation and Disciplined Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception in 2011. He joined American Century Investments in 2009 as Senior Vice President and Senior Portfolio Manager and became Chief Investment Officer – Quantitative Equity and Asset Allocation in 2010. From 2005 to 2009, he was managing director-quantitative and alternative investments for Munder Capital Management. He has a bachelor’s degree in finance and an MBA in finance from Indiana University. He is a CFA charterholder.
Yulin Long
Dr. Long, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since the fund’s inception in 2011. She joined American Century Investments in 2005. She became a senior quantitative analyst in 2007, a vice president and senior quantitative analyst in 2012, and a portfolio manager in 2013. She has a bachelor’s degree in finance from Beijing University, an M.Phil. in accounting from Hong Kong University of Science and Technology, and a Ph.D. in accounting from Stanford University. She is a CFA charterholder.
Lynette Pang
Ms. Pang, Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception in 2011. She joined American Century Investments in 1997 and became a portfolio manager in 2006. She has a bachelor’s degree in agricultural and managerial economics from the University of California, Davis. She is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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